As filed with the Securities and Exchange Commission on June 13, 1996
                                                          Registration No. 33-
================================================================================

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                          -----------------------

                                 FORM S-8
                           REGISTRATION STATEMENT
                                  Under
                         THE SECURITIES ACT OF 1933

                          -----------------------

                        GLOBAL NATURAL RESOURCES INC.
         (Exact name of registrant as specified in its charter)


          New Jersey                                             93-0835865
(State or other Jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


                         5300 Memorial Drive, Suite 800
                             Houston, Texas  77007
          (Address of principal executive offices, including zip code)

                       ----------------------------------

              GLOBAL NATURAL RESOURCES INC. 1992 STOCK OPTION PLAN
                            (Full title of the plan)

                                 Robert F. Vagt
                                    Chairman
                         5300 Memorial Drive, Suite 800
                             Houston, Texas  77007
                    (Name and address of agent for service)
                                 (713) 880-5464
         (Telephone number, including area code, of agent for service)

                                   Copies to:
                              Jon M. Jenkins, Esq.
                     Piliero Goldstein Jenkins & Hall, LLP
                               292 Madison Avenue
                           New York, New York  10017

                        CALCULATION OF REGISTRATION FEE

========================================================================================================================
       Title of                 Amount              Proposed maximum          Proposed maximum
   securities to be             to be                offering price              aggregate                Amount of
      registered              registered              per share(1)           offering price(1)         Registration Fee
- ------------------------------------------------------------------------------------------------------------------------
  Common Stock,
  $1.00 par value              500,000                   $15.625                 $7,812,500               $2,694.00
========================================================================================================================


   (1) Estimated, solely for purposes of calculating the registration fee, in accordance with Rule 457(h) on the basis of the price of securities of the same class, as determined in accordance with Rule 457(c), using the average of the high and low prices reported in the consolidated reporting system for the Common Stock on June 11, 1996.

INCORPORATION OF DOCUMENTS BY REFERENCE



                 This registration statement registers an additional 500,000 shares of the Registrant's common stock, $1.00 par value, being offered under the Registrant's 1992 Stock Option Plan, which was the subject of a registration statement on Form S-8 filed with the Commission on May 3, 1993. Such Form S-8 Registration Statement, Number 33-62106, and its contents are incorporated herein by reference, including all applicable exhibits, undertakings, and additional information provided therewith.

EXHIBITS

5.       Opinion Regarding Legality.

23.      Consents of Experts and Counsel.

99. Additional Exhibit--information required in the new registration statement not in the earlier registration statement incorporated herein by reference.

                                   SIGNATURES


                 Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on this 11th day of June, 1996.


                                        GLOBAL NATURAL RESOURCES INC.



                                        By: /s/ Robert F. Vagt
                                           -------------------
                                             Robert F. Vagt
                                             Chairman


                 Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                               POWER OF ATTORNEY

                 Each person whose signature appears below appoints Robert F. Vagt and Eric Lynn Hill, each of them, any of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Signature                                 Title                               Date
         ---------                                 -----                               ----
/s/ Robert F. Vagt                         Chairman of the Board                    June 11, 1996
- ----------------------------------         and Director (Principal
    Robert F. Vagt                         Executive Officer)



/s/ Eric Lynn Hill                         Senior Vice President, Finance and       June 11, 1996
- ----------------------------------         Administration (Principal Financial
    Eric Lynn Hill                         and Accounting Officer)



/s/ James G. Niven                         Director                                 June 11, 1996
- ----------------------------------
    James G. Niven



/s/ Sidney R. Petersen                     Director                                 June 11, 1996
- ----------------------------------
    Sidney R. Petersen

/s/ Linda F. Sjoman                        Director       June 11, 1996
- ----------------------------------
    Linda F. Sjoman


/s/ John A. Brock                          Director       June 11, 1996
- ----------------------------------
    John A. Brock


/s/ Paul E. Carlton                        Director       June 11, 1996
- ----------------------------------
    Paul E. Carlton


/s/ Patrick L. MacDougall                  Director       June 11, 1996
- ----------------------------------
    Patrick L. MacDougall


/s/ R.A. Walker                            Director       June 11, 1996
- --------------------------
    R.A. Walker

                                 EXHIBIT INDEX



                                                                                              Sequentially
                                                                                              Numbered
EXHIBIT                           Description of Exhibit                                      Page
- -------                           ----------------------                                      -------------
  5                               Opinion regarding legality

 23                               Consent of Counsel

 23.1                             Consent of KPMG Peat Marwick LLP

 99                               Additional Information